Exhibit 99.1

AXIS Capital and PartnerRe Announce HSR Clearance for Amalgamation

S&P Affirms Companies’ Credit Ratings and Stable Outlook

PEMBROKE, Bermuda -- AXIS Capital Holdings Limited (“AXIS Capital”) (NYSE:AXS) and PartnerRe Ltd. (NYSE:PRE) today announced that they have received early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 with respect to the definitive amalgamation agreement that the companies announced on January 25, 2015.  The expiration of the waiting period satisfies one of the conditions to complete the transaction, which is expected to close in the second half of 2015.

The Companies also reported that on March 13, 2015, Standard & Poor's Ratings Services said that it has affirmed its 'A-' long-term counterparty credit ratings on both AXIS Capital and PartnerRe Ltd., including its 'A+' long-term counterparty credit and financial strength ratings on their respective operating companies, and removed them from CreditWatch negative, where the firm had initially placed them following the announcement of the amalgamation on January 26, 2015.

About AXIS Capital

AXIS Capital is a Bermuda-based global provider of specialty lines insurance and treaty reinsurance with total shareholders’ equity attributable to AXIS Capital at September 30, 2014 of $5.8 billion and locations in Bermuda, the United States, Europe, Singapore, Canada, Australia and Latin America. Its operating subsidiaries have been assigned a rating of “A+” (“Strong”) by Standard & Poor’s and “A+” (“Superior”) by A.M. Best. AXIS Capital and AXIS Specialty Finance LLC have been assigned senior unsecured debt ratings of A- (stable) by Standard & Poor’s and Baa1 (stable) by Moody’s Investors Service. For more information about AXIS Capital, visit our website at www.axiscapital.com.

About PartnerRe Ltd.

PartnerRe Ltd. is a leading global reinsurer, providing multi-line reinsurance to insurance companies. The Company, through its wholly owned subsidiaries, also offers capital markets products that include weather and credit protection to financial, industrial and service companies. Risks reinsured include property, casualty, motor, agriculture, aviation/space, catastrophe, credit/surety, engineering, energy, marine, specialty property, specialty casualty, multi-line and other lines in its Non-life operations, mortality, longevity and accident and health in its Life and Health operations, and alternative risk products. For the year ended December 31, 2013, total revenues were $5.5 billion. At September 30, 2014, total assets were $23.2 billion, total capital was $7.8 billion and total shareholders’ equity attributable to PartnerRe was $7.0 billion.

Important Information For Investors And Stockholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval.  This communication relates to a proposed business combination between PartnerRe Ltd. (“PartnerRe”) and AXIS Capital Holdings Limited (“AXIS”).  In connection with this proposed business combination, PartnerRe and/or AXIS may file one or more proxy statements, registration statements, proxy statement/prospectus or other documents with the Securities and Exchange Commission (the “SEC”).  This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other document PartnerRe and/or AXIS

Exhibit 99.1

may file with the SEC in connection with the proposed transaction.  INVESTORS AND SECURITY HOLDERS OF PARTNERRE AND AXIS ARE URGED TO READ THE PROXY STATEMENT(S), REGISTRATION STATEMENT(S), PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of PartnerRe and/or AXIS, as applicable.  Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by PartnerRe and/or AXIS through the website maintained by the SEC at http://www.sec.gov.  Copies of the documents filed with the SEC by PartnerRe will be available free of charge on PartnerRe’s internet website at http://www.partnerre.com or by contacting PartnerRe’s Investor Relations Director by email at robin.sidders@partnerre.com or by phone at 1-441-294-5216.  Copies of the documents filed with the SEC by AXIS will be available free of charge on AXIS’ internet website at http://www.axiscapital.com or by contacting AXIS’ Investor Relations Contact by email at linda.ventresca@axiscapital.com or by phone at 1-441-405-2727.

Participants in Solicitation
PartnerRe, AXIS, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction.  Information about the directors and executive officers of PartnerRe is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 26, 2015, its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on April 1, 2014, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 which was filed with the SEC on October 31, 2014 and its Current Reports on Form 8-K, which were filed with the SEC on January 29, 2015, May 16, 2014 and March 27, 2014.  Information about the directors and executive officers of AXIS is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 23, 2015, its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on March 28, 2014, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 which was filed with the SEC on October 31, 2014 and its Current Report on Form 8-K, which was filed with the SEC on March 11, 2015, January 29, 2015, August 7, 2014, June 26, 2014, March 27, 2014 and February 26, 2014.

These documents can be obtained free of charge from the sources indicated above.  Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements
Certain statements in this communication regarding the proposed transaction between PartnerRe and AXIS are “forward-looking” statements.  The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements.  These forward-looking statements, which are subject to risks, uncertainties and assumptions about PartnerRe and AXIS, may include projections of their respective future financial performance, their respective anticipated growth strategies and anticipated trends in their respective businesses.  These statements are only predictions based on current expectations and projections about future events.  There are important factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the risk factors set forth in PartnerRe’s and AXIS’ most recent reports on Form 10-K, Form 10-Q and other documents on file with the SEC and the factors given below:

•	failure to obtain the approval of shareholders of PartnerRe or AXIS in connection with the proposed transaction;

Exhibit 99.1

•	the failure to consummate or delay in consummating the proposed transaction for other reasons;

•	the timing to consummate the proposed transaction;

•	the risk that a condition to closing of the proposed transaction may not be satisfied;

•	the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated;

•	AXIS’ or PartnerRe’s ability to achieve the synergies and value creation contemplated by the proposed transaction;

•	The ability of either PartnerRe or AXIS to effectively integrate their businesses; and

•	the diversion of management time on transaction-related issues.

PartnerRe’s forward-looking statements are based on assumptions that PartnerRe believes to be reasonable but that may not prove to be accurate. AXIS’ forward-looking statements are based on assumptions that AXIS believes to be reasonable but that may not prove to be accurate.  Neither PartnerRe nor AXIS can guarantee future results, level of activity, performance or achievements.  Moreover, neither PartnerRe nor AXIS assumes responsibility for the accuracy and completeness of any of these forward-looking statements.  PartnerRe and AXIS assume no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as may be required by law.  Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

AXIS Capital:
Investor:
AXIS Capital Holdings Limited
Linda Ventresca, (441) 405-2727
investorrelations@axiscapital.com
or
Media:
Kekst and Company
Michael Herley, (212) 521-4897
michael-herley@kekst.com

PartnerRe Ltd.:
Investor:
Robin Sidders, (441)-294-5216
robin.sidders@partnerre.com
or
Media:
Celia Powell, (441) 294-5210
celia.powell@partnerre.com
or
Sard Verbinnen & Co
Drew Brown/Daniel Goldstein, (212) 687-8080

Source: AXIS Capital Holdings Limited and PartnerRe Ltd.